Exhibit 10.3

MORGAN STANLEY MORTGAGE CAPITAL INC.

1221 Avenue of the Americas, 27th Floor

New York, New York 10020

October 1, 2004

New Century Financial Corporation

18400 Von Karman, Suite 1000

Irvine, California 92612

Attention: Ralph Flick

Re:	Termination of Guaranty

Ladies and Gentlemen:

Reference is hereby made to (i) that certain Second Amended and Restated Guaranty, dated as of January 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Guaranty”), made by New Century Financial Corporation, a Delaware corporation (the “Existing Guarantor”) in favor of Morgan Stanley Bank (“MSB”) and Morgan Stanley Mortgage Capital Inc. (“MSMCI”, together with MSB, the “Beneficiaries”) and (ii) that certain Third Amended and Restated Master Loan and Security Agreement, dated as of October 1, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among NC Capital Corporation, a California corporation (“NC Capital”), New Century Mortgage Corporation, a California corporation (“New Century”), NC Residual II Corporation, a Delaware corporation (“NC Residual”, together with NC Capital and New Century, the “Existing Borrowers”), New Century Credit Corporation, a California corporation (“NC Credit”, together with the Existing Borrowers, collectively, the “Borrowers”, each, a “Borrower”), Morgan Stanley Bank, a Utah industrial loan corporation (“MSB”), as a lender (a “Lender”), and Morgan Stanley Mortgage Capital Inc., a New York corporation (“MSMCI”), as a lender (a “Lender”, in such capacity, together with MSB, collectively, the “Lenders”) and as agent for the Lenders (in such capacity, the “Agent”).

This letter will serve as confirmation that, (i) effective as of the date hereof, the Existing Guarantor has been renamed New Century TRS Holdings, Inc., a Delaware corporation, (ii) pursuant to that certain Guaranty, dated as of October 1, 2004 (the “Replacement Guaranty”), made by New Century Financial Corporation, a Maryland corporation (f/k/a New Century REIT, Inc., a Maryland corporation) (the “Replacement Guarantor”) in favor of the Lenders and the Agent, the Replacement Guarantor shall be the Guarantor under the Loan Agreement and (iii) effective upon the effectiveness of the Replacement Guaranty, the Existing Guaranty shall be deemed to be terminated and, except for those provisions which by their terms survive such termination, the Existing Guaranty shall be of no further force or effect and the Existing Guarantor shall have no further obligations thereunder.

[SIGNATURES FOLLOW]

Very truly yours,

MORGAN STANLEY MORTGAGE CAPITAL INC.

By:	/s/ Paul J. Najarian
Name:	Paul J. Najarian
Title:	Vice President

Acknowledged and agreed:

MORGAN STANLEY BANK

By:	/s/ Paul J. Najarian
Name:	Paul J. Najarian
Title:	Vice President

Acknowledged and agreed:

NEW CENTURY TRS HOLDINGS, INC., a Delaware corporation

(f/k/a New Century Financial Corporation, a Delaware corporation)

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	Executive Vice President

NEW CENTURY FINANCIAL CORPORATION, a Maryland corporation

(f/k/a New Century REIT, Inc., a Maryland corporation)

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	Executive Vice President